Exhibit 10.9

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on June 1, 2011 in Shenzhen, the People’s Republic of China (“China” or the “PRC”):

Party A:	E-Sun Sky Computer (Shenzhen) Co., Ltd, (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at 602-B, Building No.9, Shenzhen Software Park (II), No.1, Keji Middle Road II, High-tech Middle Zone, Nanshan District, Shenzhen;

Party B:	Li He (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: 532721195805190015; and

Party C:	Shenzhen E-Sun Network Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 601/602, Building No.9, Shenzhen Software Park, Technology Middle Er Road, Nanshan District, Shenzhen

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.	Party A and Fu Yuzhen, Chen Jinxia and Liu Xianzhen, Guangzhou Shu Lian Information Investment Co., Ltd. and Shenzhen Bo Zhi Consultation Service Co., Ltd., former or current shareholders of Party C, entered into the Equity Pledge Agreement on September 28, 2007. Party B purchased all the equity interest held by Fu Yuzhen, Chen Jinxia and Liu Xianzhen in Party C and registered as the shareholder of Party C on January 12, 2010, and Party B purchased part of the equity interests held by Guangzhou Shu Lian Information Investment Co., Ltd. and Shenzhen Bo Zhi Consultation Service Co., Ltd. respectively and completed relevant change registration on December 23, 2010. In addition, Party B agreed to succeed any and all the rights and liabilities of Fu Yuzhen, Chen Jinxia, Liu Xianzhen, Guangzhou Shu Lian Information Investment Co., Ltd. and Shenzhen Bo Zhi Consultation Service Co., Ltd. under that Equity Pledge Agreement immediately after Party B purchased from Fu Yuzhen, Chen Jinxia, Liu Xianzhen, Guangzhou Shu Lian Information Investment Co., Ltd. and Shenzhen Bo Zhi Consultation Service Co., Ltd. the equity interests in Party C. For the purpose of business development, the Parties agree to execute this Agreement to revise the Equity Pledge Agreement and supersede it in its entirety;

2.	Party C is a limited liability company registered in Shenzhen, China, engaging in the Internet information service business. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

3.	Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement on as of the execution date of this Agreement;

4.	To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3	Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4	Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee as of the execution date of this Agreement.

1.5	Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	The Pledge

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3.	Term of Pledge

3.1	The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within three (3) months following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2	During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Records for Equity Interest subject to Pledge

4.1	During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	Representations and Warranties of Pledgor

5.1	Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	Covenants and Further Agreements of Pledgor

6.1	Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2	comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2	Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3	To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5	The Pledgor agrees that, during the term of this Agreement, any and all dividends obtained by the Pledgor from Party C shall constitute fructus of the pledged Equity Interest. The Pledgee shall have the right to collect the dividends on behalf of the Pledgor and such dividends shall constitute part of the Pledge and shall always be subject to the provisions under this Agreement in connection with the Pledge. The Pledgor further agrees to pledge such dividends to the Pledgee in the manner allowed by relevant laws and regulations and shall complete relevant registration procedures, if so required.

7.	Event of Breach

7.1	The following circumstances shall be deemed Event of Default:

7.1.1	Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.4	The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement.

7.2	Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3	Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.	Exercise of Pledge

8.1	Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2	Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3	Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.2.

8.4	Pledgee is entitled to convert the Equity Interests of Party C hereunder, in whole or in part, into money for offset or have priority in satisfying his claim from the proceeds of auction or sale thereof in accordance with legal procedures, until the debts and all other liabilities of Party C under Business Cooperation Agreement are fully and completely repaid.

8.5	When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Assignment

9.1	Without Pledgee’s prior written consent, Pledgor shall not have the right to assign its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4	In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5	Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.

10.	Termination

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C’s obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	Governing Law and Resolution of Disputes

13.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2	In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission South China Sub-Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3	Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	Notices

14.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

14.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	E-Sun Sky Computer (Shenzhen) Co., Ltd.
Address:	602-B, Building No.9, Shenzhen Software Park (II), No.1, Technology Middle Road, High-tech Middle Zone, Nanshan District, Shenzhen

Party B:	Li He
Address:	No.1002, Gate No.2, Building No.9, Huayan North Lane, Chaoyang District, Beijing

Party C:	Shenzhen E-Sun Network Co., Ltd.
Address:	Room 601/602, Building No.9, Shenzhen Software Park, Technology Middle Er Road, Nanshan District, Shenzhen

14.5	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.	Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.	Effectiveness

17.1	The Parties have the requisite power and authority to enter into and perform this Agreement; the execution and delivery of, and performance by any Party of its obligations under this Agreement have all been duly authorized and approved by such Party.

17.2	Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3	This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A: E-Sun Sky Computer (Shenzhen) Co., Ltd. (seal)

By:	/s/ Geng Jin	(signed)
Name:	Geng Jin
Title:	Legal Representative

Party B: Li He

By:	/s/ Li He	(signed)

Party C: Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative

Attachments:

1.	Shareholders’ Register of Party C;

2.	The Capital Contribution Certificate for Party C;

3.	Exclusive Business Cooperation Agreement. (please refer to 10.4)

Attachment 1:

Shareholders’ Register of

Shenzhen E-Sun Network Co., Ltd.

1.	Name of Shareholder: Fu Jiepin

ID Card No.: 44010519670129001X

Address: 15F, Building No.96, Meilin Village No.1, Futian District, Shenzhen

Capital Contribution: RMB 1,884,300

Percentage of Contribution: 18.843%

Capital Contribution Certificate No.: 001

Fu Jiepin holds 18.843% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 18.843% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

2.	Name of Shareholder: Yuan Ping

ID Card No.: 420106196803074927

Address: 23D, Block C3, Cuihai Garden, Qiaoxiang Road, Futian District, Shenzhen, Guangdong

Capital Contribution: RMB 2,384,300

Percentage of Contribution: 23.843%

Capital Contribution Certificate No.: 002

Yuan Ping holds 23.843% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 23.843% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

3.	Name of Shareholder: Guangzhou Shu Lian Information Investment Co., Ltd.

Registration No.: 4401082000765

Address: A22, Chuangshi Building, No.329, Qingnian Road, Guangzhou Economic and Technology Development Zone

Capital Contribution: RMB 463,100

Percentage of Contribution: 4.631%

Capital Contribution Certificate No.: 003

Guangzhou Shu Lian Information Investment Co., Ltd. holds 4.631% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 4.631% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

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4.	Name of Shareholder: Li He

ID Card No.: 532721195805190015

Address: No.1002, Gate No.2, Building No.9, Huayan North Lane, Chaoyang District, Beijing

Capital Contribution: RMB 1,433,300

Percentage of Contribution: 14.333%

Capital Contribution Certificate No.: 004

Li He holds 14.333% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 14.333% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

5.	Name of Shareholder: Xu Xiaojun

ID Card No.: 320121197809193139

Address: Room 307, Building No.3, No.1218, Tianyin Avenue, Jiangning District, Nanjing

Capital Contribution: RMB 1,000,000

Percentage of Contribution: 10%

Capital Contribution Certificate No.: 005

Xu Xiaojun holds 10% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 10% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd.

6.	Name of Shareholder: Zou Ying

ID Card No.: 421003197812020016

Address: 32A, Building B, Yundingcuifeng, Fuqiang Road, Futian District, Shenzhen Guangdong

Capital Contribution: RMB 1,488,000

Percentage of Contribution: 14.88%

Capital Contribution Certificate No.: 006

Zou Ying holds 14.88% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 14.88% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

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7.	Name of Shareholder: Li Xue

ID Card No.: 532228196412241944

Address: Room No.3, 1st Floor, Block 1, Building No.2, No.87, Zhongxing North Road, Zhongshu County, Luliang, Qujing, Yunnan

Capital Contribution: RMB 1,100,000

Percentage of Contribution: 11%

Capital Contribution Certificate No.: 007

Li Xue holds 11% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 11% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

8.	Name of Shareholder: Zou Bo

ID Card No.: 440306197007160030

Address: 4F, Building No.1, Meilin Village No.1, Futian District, Shenzhen, Guangdong

Capital Contribution: RMB 247,000

Percentage of Contribution: 2.47%

Capital Contribution Certificate No.: 008

Zou Bo holds 2.47% of the equity interest in Shenzhen E-Sun Network Co., Ltd. and such 2.47% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

It is certified that a total of 100% of the equity interests of Shenzhen E-Sun Network Co., Ltd. has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd. by the shareholders.

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Attachment 2:

Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd

(No: 001)

Company Name: Shenzhen E-Sun Network Co., Ltd

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Fu Jiepin

ID Card No.: 44010519670129001X

Amount of the Capital Contributed by the Shareholder: RMB 1,884.300

It is hereby certified that Fu Jiepin has contributed Renminbi 1,884,300 to hold 18.843% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 18.843% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd.

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 002)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Yuan Ping

ID Card No.: 420106196803074927

Amount of the Capital Contributed by the Shareholder: RMB 2,384,300

It is hereby certified that Yuan Ping has contributed Renminbi 2,384,300 to hold 23.843% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 23.843% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd.

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 003)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Guangzhou Shu Lian Information Investment Co., Ltd.

Registration No.: 4401082000765

Amount of the Capital Contributed by the Shareholder: RMB 463,100

It is hereby certified that Guangzhou Shu Lian Information Investment Co., Ltd. has contributed Renminbi 463,100 to hold 4.631% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 4.631% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd.

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 004)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Li He

ID Card No.: 532721195805190015

Amount of the Capital Contributed by the Shareholder: RMB 1,433,300

It is hereby certified that Li He has contributed Renminbi 1,433,300 to hold 14.333% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 14.333% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 005)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Xu Xiaojun

ID Card No.: 320121197809193139

Amount of the Capital Contributed by the Shareholder: RMB 1,000,000

It is hereby certified that Xu Xiaojun has contributed Renminbi 1,000,000 to hold 10% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 10% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 006)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Zou Ying

ID Card No.: 421003197812020016

Amount of the Capital Contributed by the Shareholder: RMB 1,488,000

It is hereby certified that Zou Ying has contributed Renminbi 1,488,000 to hold 14.88% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 14.88% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 007)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Li Xue

ID Card No.: 532228196412241944

Amount of the Capital Contributed by the Shareholder: RMB 1,100,000

It is hereby certified that Li Xue has contributed Renminbi 1,100,000 to hold 11% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 11% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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Capital Contribution Certificate for

Shenzhen E-Sun Network Co., Ltd.

(No: 008)

Company Name: Shenzhen E-Sun Network Co., Ltd.

Date of Establishment: December 7, 1999

Registered Capital: RMB 10,000,000

Name of the Shareholder: Zou Bo

ID Card No.: 440306197007160030

Amount of the Capital Contributed by the Shareholder: RMB 247,000

It is hereby certified that Zou Bo has contributed Renminbi 247,000 to hold 2.47% of the equity interest of Shenzhen E-Sun Network Co., Ltd. and such 2.47% equity interest has been pledged to E-Sun Sky Computer (Shenzhen) Co., Ltd..

Shenzhen E-Sun Network Co., Ltd. (seal)

By:	/s/ Zou Ying	(signed)
Name:	Zou Ying
Title:	Legal Representative
Date:	June 1, 2011

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